Exhibit 10.8

NICHOLAS FINANCIAL, INC.
Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bona fide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

DEALER NAME
123 AUTO LLC
12K & UNDER MOTORS
1ST AUTO SALES INC
1ST CHOICE AUTO FINANCING INC
1ST CHOICE CAROLINA CARS
1ST STOP MOTORS INC
247 AUTO SALES
27 MOTORS
2ND CHANCE AUTO OF ALABAMA LLC
31-W AUTO SALES LLC
4042 MOTORS LLC
4042 MOTORSPORTS LLC
5 POINTS AUTO MASTERS
5 STAR AUTO PLEX
5 STAR AUTO PLEX
5 STAR INDY AUTO LLC
83 AUTO SALES LLC
A & D MOTORS SALES CORP
A & D MOTORS, INC.
A 2 Z AUTOS
A PLUS CAR SALES & RENTALS INC
A.R.J.’S AUTO SALES, INC
A.Z. AUTOMOTIVE INC
A-1 AUTO GROUP LLC
A1 MOTORS INC
AAA AUTO WHOLESALE LLC
AACC AUTO CAR SALES, INC
ABBY’S AUTOS, INC.
ACCU-CAR EXPO INC
ACCURATE AUTO GROUP INC
ACES AUTO MART
ACTION AUTO SALES
ACTION MOTORS, INC.
ACTIVE AUTO SALES
ACURA OF ORANGE PARK
ADAMS AUTO SALES INC
ADAMSON FORD LLC
ADVANCE AUTO WHOLESALE, INC.
ADVANCED AUTO BROKERS, INC.
ADVENTURE SUBARU LLC
AFFORDABLE AUTO MOTORS, INC
AFFORDABLE AUTO SALES
AFFORDABLE USED CARS & TRUCKS
AJ CAR SALES

DEALER NAME
AJ’S AUTO
AK IMPORTS AUTO SALES
AL PIEMONTE SUZUKI INC
ALEXIS MOTORCAR LLC
ALFA AUTO MALL LLC
ALL ABOUT AUTO’S INC
ALL AMERICAN AUTO MART
ALL AMERICAN AUTO SALES INC
ALL AMERICAN FINANCE AND AUTO
ALL CARS LLC
ALL MAKES AUTO SALES INC
ALL SEASON AUTO SALES LLC
ALL STAR DODGE CHRYSLER JEEP
ALLAN VIGIL FORD
ALLEN TURNER AUTOMOTIVE
ALLSTAR MOTORS, INC.
ALLURE AUTO SALES LLC
ALM MALL OF GEORGIA
ALPHA MOTORS LLC
AL’S AUTO MART
ALTAMAHA MOTORS LLC
ALTERNATIVES
AMERICAN AUTO SALES
AMERICAN AUTO SALES WHOLESALE
AMERICAN MOTOR GROUP OF
AMERICAN SALES & LEASING INC
AMERIFIRST AUTO CENTER, INC.
AMG AUTO SALES INC
AMS CARS
ANDY MOHR FORD, INC.
ANDYS AUTO SALES
ANSWER ONE MOTORS
ANTHONY PONTIAC GMC BUICK INC
ANTHONY WAYNE AUTO SALES
ANY CAR USA
APPLE FINANCE CO INC
APPROVAL AUTO CREDIT INC.
APPROVED AUTOS LLC
ARAK AUTO SALES & SERVICES INC
ARC AUTO LLC
ARENA AUTO SALES
ARES FINANCIAL SERVICES LLC
ARMANDOS INC
A’S USED CARS INC

DEALER NAME
ASANKA CARS.COM
ATA TRUCK & AUTO SALES
ATCHINSON FORD SALES
ATL AUTOS.COM
ATLANTA AUTO BROKERS
ATLANTA LUXURY MOTORS INC
ATLANTA USED CARS CENTER, INC
ATLANTIS RENT A CAR AND
AUFFENBERG USED CARS
AURORA MOTOR CARS
AUTO AMERICA
AUTO BANK
AUTO CENTER OF GREER LLC
AUTO CENTERS ST CHARLES LLC
AUTO CITY AT CLAYTON
AUTO CITY LLC
AUTO CLUB OF MIAMI
AUTO CLUB OF SOUTHWEST FLORIDA
AUTO CONNECTION JAX LLC
AUTO CREDIT & FINANCE CORP
AUTO DEALER SOLUTIONS INC
AUTO DIRECT COLUMBUS OH
AUTO DIRECT PRE-OWNED
AUTO ENTERPRISE CO
AUTO EXCHANGE USA CORP
AUTO EXPO HOUSTON
AUTO EXPRESS CREDIT INC
AUTO EXPRESS ENTERPRISE INC
AUTO GALAXY INC
AUTO GLOBAL
AUTO GROUP USA
AUTO HUB PLUS INC
AUTO JUNCTION LLC
AUTO LIAISON INC
AUTO LIBERTY OF ARLINGTON
AUTO LINE, INC.
AUTO LIQUIDATORS OF TAMPA, INC
AUTO MAC 2
AUTO MALL OF TAMPA INC
AUTO MASTERS AUTO SALES LLC
AUTO MAX TOLEDO
AUTO MEGA STORE LLC
AUTO NATIONS INC
AUTO NETWORK OF THE TRIAD LLC

DEALER NAME
AUTO NETWORK, INC.
AUTO OPTION LLC
AUTO PALACE
AUTO PASS SALES & SERVICE CORP
AUTO PLANET II INC
AUTO PLAZA MOTORS
AUTO POINT USED CAR SALES
AUTO PROFESSION CAR SALES 2
AUTO PROFESSIONAL CAR SALES
AUTO RITE, INC
AUTO SALES OF WINTER GARDEN
AUTO SALES USA
AUTO SEARCH ONE INC
AUTO SELECT
AUTO SELECT INC
AUTO SELECTION OF CHARLOTTE
AUTO SMART
AUTO SMART PINEVILLE INC
AUTO SOLUTIONS
AUTO SOLUTIONS MOTOR COMPANY
AUTO SOURCE CAROLINA LLC
AUTO SPORT, INC.
AUTO STAR
AUTO STOP INC
AUTO STORE OF GARNER
AUTO TRADEMARK
AUTO TREE
AUTO UNION OF MIAMI INC
AUTO VILLA
AUTO VILLA OUTLET
AUTO VILLA WEST
AUTO VILLAGE
AUTO WAREHOUSE INC
AUTO WEEKLY SPECIALS
AUTO WISE AUTO SALES
AUTO WORLD
AUTOLAND
AUTOLINK
AUTOMAC USA INC
AUTOMALL 59
AUTOMAR CAR SALES INC
AUTOMART LLC
AUTOMAX
AUTOMAX ATLANTA

DEALER NAME
AUTOMAX CHRYSLER DODGE JEEP
AUTOMAX KC LLC
AUTOMAX OF CHESTER COUNTY
AUTOMOBILE COMMODITY LLC
AUTOMONSTA
AUTOMOTIVE WHOLESALE CENTER
AUTONET GROUP LLC
AUTONOMICS
AUTO-ONE USA LLC
AUTOPLEX AUTO SALES &
AUTORAMA PREOWNED CARS
AUTORANGE INC
AUTORV MART
AUTOSHOW SALES AND SERVICE
AUTOSPOT CAR SALES
AUTOTEAM INC
AUTOTEAM OF VALDOSTA LLC
AUTOWAY TOYOTA
AUTOWORLD OF GREENWOOD LLC
AUTOWORLD USA
AVERY AUTO SALES INC
AXELROD PONTIAC
AXIOM MOTORS
B AND B AUTO BROKERS LLC
BALLPARK AUTO LLC
BANK AUTO SALES
BARGAIN SPOT CENTER
BARLEY’S AFFORDABLE AUTO SALES
BARNWELL STREET INC
BARTELL AUTOMOTIVE GROUP LLC
BARTS CAR STORE INC
BARTS CAR STORE INC
BASELINE AUTO SALES, INC.
BATES FORD INC
BAYSIDE AUTOMALL
BEACH AUTO BROKERS, INC
BEACH BOULEVARD AUTOMOTIVE INC
BECKHAM AUTOMOTIVE GROUP
BEDFORD AUTO WHOLESALE
BEHLMANN ST PETERS PREOWNED
BELAIR ROAD DISCOUNT AUTO
BELLS AUTO SALES
BEN MYNATT NISSAN
BENSON CADILLAC NISSAN, INC.

DEALER NAME
BENSON FORD MERCURY
BENSON NISSAN
BEREA AUTO MALL
BEREA MOTORS INC
BERT SMITH INTERNATIONAL
BESSEMER CHR LLC
BEST AUTO SELECTION INC
BEST CARS KC INC
BEST DEALS CARS INC
BEST DEALS ON WHEELS AUTO
BEST PRICE AUTO SALES
BEST PRICE DEALER INC
BEST VALUE AUTO SALES INC
BEST WAY MOTORS LLC
BESTWAY AUTO BROKERS LLC
BETTER AUTOMALL OF STUART
BETTER VALUE AUTOS, INC.
BEXLEY MOTORCAR COMPANY LLC
BIARTI AUTO SALES LLC
BIC MOTORS LLC
BIG BLUE AUTOS, LLC
BIG CHOICES AUTO SALES INC
BIG M CHEVROLET
BIG O DODGE OF GREENVILLE, INC
BIG STATE DISCOUNT
BILL BLACK CHEVROLET,
BILL KAY CHEVROLET GEO INC
BILL KAY FORD INC
BILL PENNEY TOYOTA
BILL STANFORD PONT CAD OLDS GM
BILLS & SON AUTO SALES INC
BILLS AUTO SALES & LEASING, LTD
BILLY RAY TAYLOR AUTO SALES
BILLY WILLIAMS AUTO SALES INC
BILTMORE MOTOR CORP.
BIRMINGHAM WHOLESALE AUTO LLC
BLOOMINGTON AUTO CENTER
BLUE SPRINGD FORD SALES INC
BLUESLADE MOTOR CARS LLC
BOB MAXEY FORD
BOB PULTE CHEVROLET GEO, INC.
BOB STEELE CHEVROLET INC.
BOBB DUNN FORD, INC
BOBB SUZUKI

DEALER NAME
BOLUFE ENTERPRISES, INC.
BOMMARITO CHEVROLET MAZDA
BOOMERS TRUCKS & SUVS LLC
BOULEVARD AUTO EXCHANGE 2 INC
BRADLEY CHEVROLET, INC.
BRAD’S USED CARS
BRADYS AUTO SALES LLC
BRAMAN HONDA OF PALM BEACH
BRAMLETT PONTIAC INC
BRANDT AUTO BROKERS
BRAZIL AUTO MALL INC
BRAZUSA AUTO SALES INC
BRECKENRIDGE MOTORS EAST LLC
BREVARD VALUE MOTORS
BRIDGEVIEW AUTO SALES INC
BRIGGS KIA
BROMAR LLC
BRONDES FORD MAUMEE LTD
BROOKS AUTO SALES
BROTHERS CHEVROLET OLDSMOBILE
BROWN’S AUTO SALES
BRYANT AUTO SALES INC
BUCKEYE CHRYSLER JEEP DODGE
BUCKEYE FORD LINCOLN MERC OF O
BUCKEYE MOTORS
BUCKEYE NISSAN, INC.
BUD LAWRENCE INC
BUDGET CAR SALES & RENTALS
BUDGET MOTORCARS
BUSH AUTO PLACE
BUY IT RIGHT AUTO SALES LLC
BUY RIGHT AUTO SALES INC
BUYERS CHOICE AUTO CENTER LLC
BUZZ KARZ LLC
BYERLY FORD-NISSAN, INC
BYERS CHEVROLET LLC
BYERS DELAWARE AUTO LLC
BYERS IMPORTS
BYERS KIA
C & J AUTO WORLD LLC
C & N AUTO SALES LLC
C & S SALES
C.W. MOTORS INC
CADILLAC OF NOVI INC

DEALER NAME
CALIFORNIA AUTO CONNECTION INC
CALVARY CARS & SERVICE, INC
CANDY’S AUTO WORLD INC
CANNON BUICK-MITSUBISHI
CAPITAL AUTO SALES
CAPITAL AUTOMOTIVE SALES
CAPITAL BUICK PONTIAC GMC LLC
CAPITAL CITY IMPORTS
CAPITAL MOTORS
CAPITAL MOTORS LLC
CAPITAL ONE AUTO GROUP LLC
CAPITOL AUTO
CAR BAZAAR INC OF FRANKLIN
CAR BIZ LLC
CAR BIZ OF TENNESSEE
CAR BOSS LLC
CAR CENTRAL
CAR CHOICE
CAR CHOICE ENTERPRISE II INC
CAR COLLECTION OF TAMPA INC.
CAR CONNECTION INC
CAR COUNTRY
CAR CREDIT INC
CAR DEPOT
CAR FACTORY OUTLET
CAR LEGENDS
CAR MART FL.COM
CAR NATION
CAR NATION LLC
CAR POINT OF ORLANDO INC
CAR SMART
CAR SOURCE
CAR SOURCE, LLC.
CAR TOWN KIA USA
CAR ZONE
CAR ZONE INC
CARCITY
CARDINAL MOTORS INC
CARDIRECT LLC
CAREY PAUL HONDA
CARISMA AUTO GROUP
CARL GREGORY CHRYSLER-DODGE-
CARMA AUTOMOTIVE GROUP
CARMART AUTO SALES

DEALER NAME
CARMART AUTO SALES INC
CARMART AUTO SALES INC
CARMART USA LLC
CARMEL MOTORS
CAROLINA AUTO EXCHANGE
CAROLINA AUTO SALEZ LLC 1
CAROLINA AUTO SPORTS
CARPLUS AUTO SALES INC
CARS & CREDIT OF FLORIDA
CARS 4 YOU LLC
CARS GONE WILD II LLC
CARS N CARS, INC.
CARS OF JAX INC
CARS PLUS LLC
CARS TO GO AUTO SALES AND
CARS TRUCKS & CREDIT INC
CARS UNLIMITED
CARS, TRUCKS, & CREDIT, LLC
CARSMART AUTO SALES LLC
CARSMART, INC.
CARTROPIX
CARZONE USA
CAS SALES & RENTALS
CASCADE AUTO GROUP, LTD
CASH & DASH AUTO SALES INC
CASH AUTO SALES LLC
CAVALIER AUTO SALES INC
CC MOTORS INC
CD S AUTOMOTIVE INC
CEDARCREST AUTO BROKERS LLC
CENTRAL FLORIDA EXPORTS, INC.
CENTRAL MOTOR WERKS, INC
CERTIFIED AUTO CENTER
CHAMPION OF DECATUR, INC.
CHAMPION PREFERRED AUTOMOTIVE
CHAMPS AUTO SALES INC
CHARLES BARKER PREOWNED OUTLET
CHARLOTTE MOTOR CARS LLC
CHASE AUTO GROUP
CHATHAM PARKWAY TOYOTA
CHEVROLET OF SPARTANBURG
CHICAGO AUTO DEPOT INC
CHICAGO MOTORS INC
CHIPINQUE AUTO SALES INC

DEALER NAME
CHOICE AUTOMOTIVE GROUP
CHRIS CARROLL AUTOMOTIVE
CHRIS LEITH AUTOMOTIVE INC
CHRIS SPEARS PRESTIGE AUTO
CHRYSLER JEEP AT POSNER PARK
CHRYSLER JEEP OF DAYTON
CINCINNATI USED AUTO SALES
CIRCLE CITY ENTERPRISES, INC.
CITY AUTO SALES
CITY HYUNDAI
CITY MITSUBISHI
CITY STYLE IMPORTS INC
CITY USED CARS, INC
CITY WIDE AUTO CREDIT
CJ’S AUTO STORE
CJ’S AUTO STORE WEST
CLARK CARS INC
CLARK’S SUNSHINE
CLARKSVILLE AUTO SALES
CLASSIC AUTO GROUP INC
CLASSIC AUTOHAUS
CLASSIC BUICK OLDSMOBILE
CLAY COOLEY TOYOTA OF HAZELWOO
CLEVELAND AUTO MART
CLIFF & SONS AUTO SALES
COASTAL AUTO GROUP INC. DBA
COASTAL CHEVROLET, INC.
COBRA SALES LLC
COLON AUTO SALES INC
COLUMBUS AUTO RESALE, INC
COLUMBUS AUTO SOURCE
COLUMBUS CAR TRADER
COMBS & CO
COMMONWEALTH DODGE LLC
COMMUNITY AUTO SALES
CONCOURS AUTO SALES, INC.
CONTEMPORARY MITSUBISHI
CONWAY HEATON INC
CONWAY IMPORTS AUTO SALES
COOK & REEVES CARS INC
COOPERATIVE AUTO BROKERS INC
COPELAND MOTOR COMPANY
CORAL WAY AUTO SALES INC
CORLEW CHEVROLET CADILLAC OLDM

DEALER NAME
CORPORATE CARS INC
CORPORATE FLEET MANAGEMENT
COUCH MOTORS LLC
COUGHLIN AUTOMOTIVE- PATASKALA
COUGHLIN CHEVROLET- NEWARK
COUGHLIN FORD- JOHNSTOWN
COUGHLIN FORD OF CIRCLEVILLE
COUNTRY HILL MOTORS INC
COUNTRY HILL MOTORS, INC.
COUNTY MOTOR CO., INC.
COURTESY AUTOMOTIVE
COURTESY CHRYSLER JEEP DODGE
COURTESY FORD
COURTESY PALM HARBOR HONDA
COURTESY TOYOTA
COX AUTO SALES
CRABBS AUTO SALES
CRAIG & LANDRETH INC
CRAMER HONDA OF VENICE
CRAMER TOYOTA OF VENICE
CREDIT APPROVAL AUTO GROUP INC
CREDIT SOLUTION AUTO SALES INC
CRENCOR LEASING & SALES
CRESTMONT CADILLAC
CRESTMONT HYUNDAI, LLC
CRM MOTORS, INC.
CRONIC CHEVROLET OLDSMOBILE
CRONIC CHEVROLET, OLDSMOBILE-
CROSS KEYS AUTO INC
CROSS MOTORS CORPORATION
CROWN ACURA
CROWN AUDI
CROWN BUICK GMC
CROWN HONDA
CROWN KIA
CROWN KIA
CROWN MOTORS INC
CROWN NISSAN GREENVILLE
CRUISER AUTO SALES
CRYSTAL LAKE CHRYSLER JEEP INC
CUNNINGHAM MOTORS
DAILEY AUTO SALES LLC
DAILEYS USED CAR SALES LLC
DAN CUMMINS CHV BUICK PONTIAC

DEALER NAME
DAN TOBIN PONTIAC BUICK GMC
DAN TUCKER AUTO SALES
DAN VADEN CHEVROLET, INC.
DANE’S AUTO SALES LLC
DAS AUTOHAUS LLC
DAVE GILL PONTIAC GMC
DAVE SINCLAIR LINCOLN
DAVES JACKSON NISSAN
DAVID SMITH AUTOLAND, INC.
DAWSON’S AUTO & CYCLE LLC
DAWSONS AUTO & TRUCK SALES INC
DAYTON ANDREWS INC.
DBA AUTONATION CHEVROLET
DEACON JONES AUTO PARK
DEALS 4U AUTO LLC
DEALS FOR WHEELS
DEALS ON WHEELS
DEALZ AUTO TRADE
DEALZ ON WHEELZ LLC
DEAN SELLERS, INC.
DEECO’S AUTO SALES INC
DEEP SOUTH SPECIALTIES LLC
DELRAY MAZDA
DENNIS AUTO POINT
DEPENDABLE MOTOR VEHICLES INC
DESTINYS AUTO SALES
DIAMOND K MOTORS LLC
DICK BROOKS HONDA
DICK DEAN ECONOMY CARS INC
DICK NORRIS BUICK
DICK SCOTT DODGE
DIMMITT CHEVROLET
DIRECT AUTO EXCHANGE, LLC
DIRECT AUTO SALES
DIRECT AUTOMOTIVE
DIRECT SALES & LEASING
DISCOUNT AUTO MART INC
DISCOUNT CARS OF MARIANNA INC
DISCOVERY AUTO CENTER LLC
DIXIE IMPORT INC
DIXIE WAY MOTORS INC
DODGE OF ANTIOCH INC
DOGWOOD AUTO WORKS INC
DON AYERS PONTIAC INC

DEALER NAME
DON HINDS FORD, INC.
DON JACKSON CHRYSLER DODGE
DON MARSHALL CHYSLER CENTER
DON REID FORD INC.
DON SITTS AUTO SALES INC
DONLEY FORD LINCOLN
DORAL CARS OUTLET
DOUGLAS AUTO SALES INC
DOUG’S AUTO SALES INC
DRAKE MOTOR COMPANY
DRIVE AUTO SALES
DRIVE NOW AUTO SALES
DRIVE OUT AUTO INC
DRIVE WITH PRIDE INC
DRIVEMAX, INC.
DRIVEN AUTO SALES LLC
DRIVER SEAT AUTO SALES LLC
DRIVERIGHT AUTO SALES, INC.
DRIVERS WORLD
DUBLIN CADILLAC NISSAN GMC
DUNN CHEVROLET OLDS INC.
DURHAMS AUTO MART
DUTCH ISHMAEL CHEVROLET INC
DUVAL CARS LLC
DUVAL FORD
DYNAMIC MOTOR COMPANY LLC
DYNASTY MOTORS
E & R AUTO SALES INC
E AUTO SOLUTIONS
E Z PAY AUTO SALE INC
EAGLE ONE AUTO SALES
EASLEY MITSUBISHI’S THE
EAST ANDERSON AUTO SALES
EAST BEACH AUTO SALES
EAST LAKE AUTO SALES INC.
EAST LIMESTONE AUTOPLEX INC
EASTERN AUTO SALES NC LLC
EASTERN SHORE AUTO BROKERS INC
EASTGATE MOTORCARS, INC
EASY AUTO AND TRUCK
ECONO AUTO SALES INC
ECONOMIC AUTO SALES INC
ECONOMY MOTORS LLC
ED KOEHN FORD OF WAYLAND

DEALER NAME
ED MORSE MAZDA LAKELAND
ED VOYLES HONDA
ED VOYLES HYUNDAI
ED VOYLES KIA OF CHAMBLEE
EDDIE MERCER AUTOMOTIVE
EDEN AUTO SALES
EDGE AUTO
EDWARDS CHEVROLET CO
EJ’S AUTO WORLD, INC.
EJ’S QUALITY AUTO SALES, INC.
ELEPHANT AUTOGROUP
ELITE AUTO SALES OF ORLANDO
ELITE AUTO SOLUTIONS
ELITE AUTO WHOLESALE
ELITE AUTOMALL LLC
ELITE IMPORTS LLC
ELITE LEVEL AUTO INC
ELITE MOTORS
EMJ AUTOMOTIVE REMARKETING
EMPIRE AUTO GALLERY CORPORATIO
EMPIRE AUTO SALES & SERVICE
EMPIRE AUTOMOTIVE GROUP
EMPIRE EXOTIC MOTORS, INC
ENCINOMAN INC
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE LEASING COMPANY
ENTERPRISE LEASING COMPANY
ERNEST MOTORS, INC.
ERNIE PATTI AUTO LEASING &
ETTLESON HYUNDAI LLC
EXCEL AUTO SALES
EXCEL MOTORS
EXCLUSIVE AUTO WHOLESALE LLC
EXECUTIVE AUTO SALES
EXECUTIVE CARS LLC
EXECUTIVE MOTORS
EXOTIC MOTORCARS
EXPRESS AUTO SALES LLC
EXPRESS MOTORS
EXPRESS MOTORS LLC
EXTREME DODGE DODGE TRUCK
EZ CAR CONNECTION LLC

DEALER NAME	DEALER NAME
E-Z CAR CREDIT INC	FORT MYERS TOYOTA INC.
F4 MOTORS	FORT WALTON BEACH
FACIDEAL AUTO CENTER INC	FORT WAYNE AUTO CONNECTION LLC
FACTORY DIRECT AUTO	FORTUNE MOTOR GROUP
FAIRLANE FORD SALES, INC.	FOX MOTORS INC
FAITH MOTORS INC	FRANCO AUTO MOTORS LLC
FAMILY AUTO CENTER AND SERVICE	FRANK LETA HONDA
FANELLIS AUTO	FRANK MYERS AUTO SALES, INC
FASTLANE AUTO CREDIT INC	FRED ANDERSON NISSAN OF RALEIG
FATHER & SON AUTO SALES	FRED MARTIN FORD
FERCO MOTORS CORP	FREEDOM AUTOMOTIVE GROUP LLC
FERMAN CHRYSLER JEEP DODGE AT	FRENSLEY CHRYSLER PLYMOUTH
FERMAN FORD	FRIENDLY FINANCE AUTO SALES
FERMAN NISSAN	FRITZ ASSOCIATES
FIAT OF SAVANNAH	FRONTIER MOTORS INC
FIAT OF SOUTH ATLANTA	FROST MOTORS
FIAT OF WINTER HAVEN	FUSION AUTOPLEX LLC
FINAST AUTO SALES	G & J MOTORSPORTS INC
FIREHOUSE MOTORS	G & R AUTO SALES CORP
FIRKINS C.P.J.S.	G BROTHERS AUTO BROKERS INC
FIRST CHOICE AUTOMOTIVE INC	G E A AUTO SALES
FIRST CLASS AUTO SALES LLC	GAINESVILLE AUTO KI LLC
FIRST CLASS MOTORS INC	GAINESVILLE DODGE
FIRST COAST AUTO SALES INC	GANLEY BEDFORD IMPORTS INC
FIRST PLACE AUTO SALES	GANLEY CHEVROLET, INC
FIRST STOP AUTO SALES	GANLEY CHRYSLER JEEP DODGE INC
FIRST UNION AUTOMOTIVE LLC	GANLEY LINCOLN MERCURY
FISHER AUTO & RV SALES	GATES CHEV PONT GMC BUICK
FITZGERALD MOTORS, INC.	GATEWAY AUTO PLAZA
FIVE STAR AUTO SALES OF	GATEWAY BUICK GMC
FIVE STAR CAR & TRUCK	GATOR CHRYSLER-PLYMOUTH, INC.
FIVE STAR CHEVROLET CADILLAC	GE MOTORS 1 LLC
FIVE STAR FORD STONE MOUNTAIN	GENERAL AUTO LLC
FIVE STARS SPORT CARS INC	GENESIS AUTO SALES LLC
FLAMINGO AUTO SALES	GENESIS OF SUMMERVILLE LLC
FLETCHER CHRYSLER PRODUCTS INC	GEN-X CORP
FLORENCE AUTO MART INC	GEOFF ROGERS AUTOPLEX
FLORIDA AUTO EXCHANGE	GEORGE NAHAS CHEVROLET INC
FLORIDA AUTO SALES AND REPAIR	GEORGE WEBER CHEVROLET CO
FLORIDA CARS USA	GEORGETOWN AUTO SALES
FLORIDA MOTORS	GEORGIA AUTO WORLD LLC
FLORIDA TRUCK SALES	GEORGIA CHRYSLER DODGE
FLOW MOTORS	GEORGIA IMPORT AUTO
FOOTHILL FORD	GERALDA AUTO SALES

DEALER NAME	DEALER NAME
GERMAIN NISSAN OF ALBANY, INC	GROW AUTO FINANCIAL INC
GERMAIN TOYOTA	GUARANTEED CARS & CREDIT
GETTEL HYUNDAI	GULF ATLANTIC WHOLESALE INC
GETTEL TOYOTA	GULF COAST AUTO BROKERS, INC.
GINN MOTOR COMPANY	GULF SOUTH AUTOMOTIVE
GLADDING CHEVROLET, INC.	GULFSIDE MOTORS LLC
GLADSTONE AUTO INC	GWINNETT MITSUBISHI
GLEN BURNIE AUTO EXCHANGE, INC	GWINNETT PLACE NISSAN
GLENBROOK DODGE, INC.	GWINNETT SUZUKI
GLENDALE CHRYSLER JEEP INC	H & H AUTO SALES
GLOBAL MOTORS INC	H & H AUTO SALES
GLOBAL PRE-OWNED INC	H GROUP AUTO SALES
GLOBE AUTO SALES	HAGGERTY BUICK GMC INC
GLOVER AUTO SALES	HAIMS MOTORS INC
GMT AUTO SALES, INC	HAIMS MOTORS INC
GOLD KEY AUTO INC	HALEY TOYOTA CERTIFIED
GOLDEN OLDIES	HALO AUTOSPORTS LLC
GOLLING CHRYSLER JEEP	HALTOM CITY AUTO SALES
GOOD BAD NO CREDIT AUTO SALES	HAMILTON CHEVROLET INC
GOOD CARMA MOTORS	HAMMCO INC
GOOD MOTOR COMPANY	HANNA IMPORTS
GOOD MOTORS, INC.	HAPPY AUTO MART
GOOD RIDES INC	HAPPY CARS AUTO SALES
GOOD TO GO AUTO SALES, INC.	HAPPY HYUNDAI
GR MOTOR COMPANY	HARBOR CITY AUTO SALES, INC.
GRAHAM MOTOR COMPANY	HARBOR NISSAN
GRAINGER NISSAN	HARDIE’S USED CARS, LLC
GRANT CAR CONCEPTS	HARDIN COUNTY HONDA
GRANT MOTORS CORP.	HARDY CHEVROLET
GRAVITY AUTOS ATLANTA	HARDY CHEVROLET INC.
GRAVITY AUTOS ROSWELL	HARRIET SALLEY AUTO GROUP LLC
GREAT BRIDGE AUTO SALES	HATCHER’S AUTO SALES
GREAT LAKES CHEVROLET BUICK	HATFIELD USED CAR CENTER
GREAT LAKES CHRYSLER DODGE JEE	HEADQUARTER HONDA
GREAT LAKES HONDA	HEADQUARTERS AUTO GROUP
GREEN AUTO SALES INC	HEB AUTO SALES INC
GREEN LIGHT CAR SALES	HENDERSONVILLE AUTO BROKERS
GREEN’S TOYOTA	HENDRICK CHEVROLET LLC
GREG SWEET CHEVY BUICK OLDS	HENDRICK CHRYSLER DODGE JEEP
GREG SWEET FORD INC	HENDRICK HONDA
GREGS COMPLETE AUTO REPAIR AND	HENNESSY MAZDA PONTIAC
GRIFFIN FORD SALES, INC.	HERITAGE AUTOMOTIVE GROUP
GRIMALDI AUTO SALES INC	HERITAGE NISSAN
GROTE AUTOMOTIVE INC	HERRINGTON AUTOMOTIVE

DEALER NAME
HI LINE IMPORTS INC
HIALEAH MOTORS INC
HIGH Q AUTOMOTIVE CONSULTING
HIGHESTCASHFORCARS LLC
HILL & HILL AUTOMOTIVE SALES
HILL KELLY DODGE, INC
HILLMAN MOTORS, INC.
HILLTOP MOTORS
HILLWOOD AUTO SALES & SERVICE
HILTON HEAD NISSAN
HINESVILLE FORD COMPANY
HOBSON CHEVROLET BUICK GMC LLC
HOLLYWOOD MOTOR CO #3
HOLLYWOOD MOTOR SALES
HOMESTEAD MOTORS
HONDA CARS OF BRADENTON
HONDA MALL OF GEORGIA
HONDA MARYSVILLE
HONDA OF CONYERS
HONDA OF FRONTENAC
HONDA OF GAINESVILLE
HONDA OF MUFREESBORO
HONDA OF OCALA
HONDA OF TIFFANY SPRINGS
HONEYCUTT’S AUTO SALES, INC.
HOOSH’S AUTO SALES, INC.
HOOSIER AUTO LLC
HOOVER AUTOMOTIVE LLC
HOOVER CHRYSLER PLYMOUTH DODGE
HOOVER MITSUBISHI CHARLESTON
HOOVER THE MOVER CAR AND
HORACE G ILDERTON
HOUSTON AUTO EMPORIUM
HOUSTON CAR SALES INC
HOUSTON DIRECT AUTO
HOWARD AUTO GROUP
HT MOTORS INC
HUBLER AUTO PLAZA
HUBLER CHEVROLET INC
HUBLER FINANCE CENTER
HUBLER FORD LINCOLN MERCURY
HUBLER NISSAN, INC.
HUGH WHITE HONDA

DEALER NAME
HUNT AUTOMOTIVE, LLC
HUNTER NISSAN
HVS CAPITAL GROUP
HWY 150 BUYERS WAY, INC.
HYUNDAI OF GREER
HYUNDAI OF NEW PORT RICHEY
HYUNDAI OF NICHOLASVILLE
HYUNDIA OF ORANGE PARK
I 95 TOYOTA & SCION
I GOT A DEAL USED CARS
I-80 AUTO SALES INC
IAUTO INC
IDEAL USED CARS INC
IMAGINE CARS
IMAGINE POWERSPORTS
IMPERIAL MOTORS
IMPERIAL SALES & LEASING INC
IMPEX AUTO SALES
IMPORT’S LTD
IMPORTS OF TIDEWATER II
INDEPENDENCE AUTO SOLUTIONS
INDIAN RIVER LEASING CO
INDY AUTO LAND LLC
INDY AUTO MAN LLC
INFINITI OF COLUMBUS, LLC
INTEGRITY MOTORS RVA LLC
INTERNATIONAL AUTO OUTLET
INTERNATIONAL AUTO WHOLESALERS
IPS MOTORS LLC
J & B AUTO GROUP LLC
J & J MOTORS INC
J & L AUTO SALES
J & M AFFORDABLE AUTO, INC.
J&M AUTOMOBILES CORP
J.R. WHOLESALE LLC
JACK DEMMER FORD, INC.
JACK KAIN FORD, INC.
JACK MAXTON USED CARS
JACK MILLER AUTO PLAZA LLC
JACK MILLER KIA
JACKIE MURPHY’S USED CARS
JACK’S USED CARS
JAKE SWEENEY KIA
JAKE SWEENEY MAZDA WEST

DEALER NAME
JAKMAX
JANSON AUTOMOTIVE
JARRARD PRE-OWNED VEHICLES
JARRETT GORDON FORD INC
JARRETT-GORDON FORD OF WINTER
JAX AUTO WHOLESALE, INC.
JAY WOLFE AUTO OUTLET
JAY WOLFE HONDA
JAZCARS, INC.
JC AUTO MARKET LLC
JDF AUTO
JEFF DRENNEN FORD
JEFF WYLER CHEVROLET OF
JEFF WYLER DIXIE HONDA
JEFFERSON CHEVROLET CO.
JEFFREYS AUTO EXCHANGE
JEMS AUTO SALES INC
JENKINS ACURA
JENKINS HYUNDAI
JENKINS MAZDA
JENKINS NISSAN, INC.
JENO AUTOPLEX
JENROC AUTO SALES
JEREMY FRANKLINS SUZUKI OF KAN
JERRY MOTORS, INC.
JERRY WILSON’S MOTOR CARS
JEWEL AUTO SALES
JIM BURKE NISSAN
JIM BUTLER AUTO PLAZA
JIM M LADY OLDSMOBILE INC
JIM ORR AUTO SALES
JIMMY KAVADAS YOUR CREDIT MAN
JIMMY SMITH PONTIAC BUICK GMC
JK AUTOMOTIVE GROUP LLC
JKB AUTO SALES
JMC AUTO BROKERS INC
JOHN BELL USED CARS INC
JOHN BLEAKLEY FORD
JOHN HINDERER HONDA
JOHN JENKINS, INC.
JOHN SNYDER AUTO MART, INC.
JOHN WEISS TOYOTA SCION OF
JOHNNY WRIGHT AUTO SALES LLC
JOHNNYS MOTOR CARS LLC

DEALER NAME
JORDAN AUTO SALES
JOSEPH MOTORS
JOSEPH TOYOTA INC.
JOSES AUTO SALES INC
JP POWERCARS CORP
JPL AUTO EMPIRE
JT AUTO INC.
JUST-IN-TIME AUTO SALES INC
K & M MOTORS
K & M SUZUKI
K & O AUTO WHOLE SALE INC
K J N S ENTERPRISE LLC
K T AUTO SALES LLC
KACHAR’S USED CARS, INC.
KAHLER AUTO SALES LLC
KAHLO CHRYSLER JEEP DODGE INC
KALER LEASING SERVICES INC
KAR SELECT
KARGAR, INC.
KATHY’S KARS
KC CAR GALLERY
KEITH HAWTHORNE HYUNDAI, LLC
KEITH PIERSON TOYOTA
KELLEY BUICK GMC INC
KEMET AUTO SALES
KENDALL TOYOTA
KENNYS AUTO SALES, INC
KEN’S AUTOS
KENS KARS
KERRY NISSAN, INC.
KEVIN POWELL MOTORSPORTS
KEY CHRYLSER PLYMOUTH INC
KIA COUNTRY OF SAVANNAH
KIA OF CANTON
KIA OF CLARKSVILLE
KIA OF GREER
KIA OF LEESBURG
KIA TOWN CENTER
KIM GRAHAM MOTORS
KIN FOLK AUTO SALES
KING AUTOMOTIVE, LLC
KING BROTHERS USED CARS
KING MOTORS
KING SUZUKI OF HICKORY LLC

DEALER NAME
KINGDOM CHEVROLET INC
KINGS AUTO GROUP INC
KINGS FORD, INC
KINGS HONDA
KINGS MAZDA
KISSELBACK FORD
KKS AUTO SALES
KLASSIC CARS LLC
KMAX INC
KNE MOTORS, INC.
KNOX BUDGET CAR SALES & RENTAL
KOE-MAK CORP
KRAFT MOTORCAR CO.
KUHN HONDA VOLKSWAGON
KUNES COUNTY FORD OF ANTIOCH
KZ AUTO SALES
L & J AUTO SALES & LEASING LLC
LA AUTO STAR, INC.
LAFONTAINE AUTO GROUP
LAFONTAINE BUICK GMC OF ANN
LAGRANGE AUTO SALES
LAGRANGE MOTORS
LAKE HARTWELL HYUNDAI
LAKE NISSAN SALES, INC.
LAKE WALES CHRSYLER DODGE
LALLY ORANGE BUICK PONTIAC GMC
LANCASTER AUTO AND
LANCASTERS AUTO SALES, INC.
LANDERS MCLARTY CHEVROLET
LANDERS MCLARTY SUBARU
LANDMARK CDJ OF MONROE, LLC
LANDMARK MOTOR COMPANY
LANE 1 MOTORS
LANGDALE HONDA KIA OF
LANIGAN’S AUTO SALES
LARA’S TRUCKS INC
LARRY JAY IMPORTS, INC
LASCO FORD INC
LATIN MOTORS INTERNATIONAL LLC
LAW AUTO SALES, INC
LEE KIA OF GREENVILLE
LEE’S AUTO SALES, INC
LEES SUMMIT DODGE CHRYSLER JEE
LEGACY AUTO SALES

DEALER NAME
LEGACY AUTO SALES, INC.
LEGACY AUTOS
LEGACY FORD MERCURY
LEVEL UP AUTO SALES
LGE CORP
LIBERTY FORD SOUTHWEST, INC
LIBERTY FORD, INC
LIBERTY MOTORS LLC
LIBERTY USED MOTORS INC
LIBERTYVILLE CHEVROLET LLC
LIFESTYLE MOTOR GROUP
LIGHTHOUSE AUTO SALES
LIONS MOTORS CORP
LMN AUTO INC
LOCKHART CADILLAC INC
LOKEY NISSAN
LONDOFF JOHNNY CHEVROLET INC
LONESTAR MOTOR
LONGSTREET AUTO
LOU FUSZ MITSUBISHI ST. PETERS
LOU FUSZ MOTOR CO
LOU SOBH AUTOMOTIVE OF
LUCKY DOGS CREDIT & CARS LLC
LUNA MOTOR GROUP CORP
LUXURY AUTO LINE LLC
LUXURY AUTO SALES LLC
LUXURY CARS & FINANCIAL, INC.
LUXURY FLEET LEASING LLC
LUXURY IMPORTS AUTO SALES
LYNNHAVEN MOTOR COMPANY
M & M AUTO SUPER STORE
M & M AUTO WHOLESALERS, LLC
M & M AUTO, INC.
M & S AUTO SALES
MAC HAIK CHRYSLER DODGE JEEP
MAC HAIK PRE-OWNED
MACHADO AUTO SELL LLC
MACON AUTO SALES
MADISON COUNTY FORD LINC MERC
MAGIC MOTORS CENTER
MAHER CHEVROLET INC
MAINLAND AUTO SALES INC
MAINSTREAM AUTO SALES LLC
MALCOLM CUNNINGHAM HYUNDAI

DEALER NAME
MALOY AUTOMOTIVE LLC
MANASSAS AUTOMOBILE GALLERY
MARANATHA AUTO
MARCH MOTORS INC.
MARCHANT CHEVROLET INC
MARIANNA MOTOR CO
MARIETTA AUTO SALES
MARIETTA LUXURY MOTORS
MARK THOMAS FORD
MARKAL MOTORS INC
MARLOZ OF HIGH POINT
MARTIN COACHWORKS LLC
MARTIN’S AUTO BROKERS LLC
MARTINS USED CARS INC
MASTER AUTO GROUP
MASTER CARS
MASTER CARS CO INC
MATHEWS FORD INC.
MATHEWS FORD OREGON, INC
MATHEWS HAROLD NISSAN
MATRIX AUTO SALES, INC.
MATT CASTRUCCI
MAUS MOTORS INC
MAX MOTORS INC
MAXIE PRICE CHEVROLETS OLDS,
MAXIMUM DEALS, INC.
MAYSVILLE AUTO SALES
MAZDA OF ROSWELL
MCADENVILLE MOTORS
MCCLUSKY’S CHEVROLET INC
MCCORMICK MOTORS INC
MCDANIELS ACURA OF CHARLESTON
MCFARLAND CHEVROLET-BUICK, INC
MCGHEE AUTO SALES INC.
MCHUGH INC
MCINERNEYS WOODHAVEN CHRYSLER
MCJ AUTO SALES OF CENTRAL
MCLYMONT AFFORDABLE LUXURY AUT
MCPHAILS AUTO SALES
MEACH AUTO SALES
MEDINA AUTO BROKERS
MEGA AUTO SALES LLC
MELRAY MOTORS CORP

DEALER NAME
MEMORIAL HWY AUTO SALES AND
MERLIN AUTOS LLC
MEROLLIS CHEVROLET SALES
METRO IMPORTS INC
METRO USED CARS
MGM AUTO SALES
MIA REPOS LLC
MIAMI AUTO SHOW LLC
MIAMI AUTO WHOLESALE
MIAMI CARS INTERNATIONAL INC
MICHAELS AUTO SALES OF WEST
MICHAEL’S IMPORTS
MICHAEL’S MOTOR CO
MID AMERICA AUTO EXCHANGE INC
MID AMERICA AUTO GROUP
MID CITY MOTORS OF LEE COUNTY
MID LAKE MOTORS INC.
MID RIVERS MOTORS
MIDDLE TENNESSEE AUTO MART LLC
MIDFIELD MOTOR COMPANY, INC.
MID-REGIONAL AUTO COMPANY
MID-TOWN MOTORS LLC
MID-TOWNE AUTO CENTER, INC.
MIDWAY AUTO GROUP
MIDWAY AUTOGROUP
MIDWEST AUTO GROUP LLC
MIDWEST AUTO MART LLC
MIDWEST AUTO STORE LLC
MIDWEST FINANCIAL SERVICES
MIDWEST MOTORS
MIDWEST MOTORS & TIRES
MIDWESTERN AUTO SALES, INC.
MIG CHRYSLER DODGE JEEP RAM
MIGENTE MOTORS INC
MIKE ANDERSON USED CAR SUPER
MIKE BASS FORD
MIKE BELL CHEVROLET INC
MIKE CASTRUCCI CHEVY OLDS
MIKE CASTRUCCI FORD OF ALEX
MIKE CASTRUCCI FORD SALES
MIKE KEFFER CHRYSLER DODGE
MIKE PRUITT HONDA INC
MIKE SHAD FORD
MIKES TRUCKS AND CARS

DEALER NAME
MILESTONE MOTORS, L.L.C.
MILLENIUM AUTO SALES
MILNES CHRYSLER DODGE JEEP
MINT AUTO SALES
MINTON MOTOR CARS II LP
MIRA AUTO SALES LLC
MIRACLE CHRYSLER DODGE JEEP
MISSOURI MOTORS LLC
MJ AUTO SALES
MK AUTO BROKER INC
MMC AUTO SALES LLC
MO AUTO SALES
MODERN CORP
MOMENTUM MOTOR GROUP LLC
MONARCH CAR CORP
MONROE DODGE/CHRYSLER INC.
MONROE MOTOR SPORT
MONZON AUTO SALES INC
MOODY AUTO SALES
MOORING AUTOMOTIVE GROUP LLC
MORRIS IMPORTS LLC
MOSS CURTAIN MOTORS LLC
MOTOR CAR CONCEPTS II
MOTOR CARS HONDA
MOTOR CITY AUTO INC
MOTOR CITY AUTO INC
MOTORCARS OF LANSING INC
MOTORCARS TOYOTA
MOTORHOUSE INC
MOTORMAX OF GRAND RAPIDS
MOTORS DRIVEN INC
MOTORS TRUST INC
MOTORSPORTS UNLIMITED INC
MR AUTO INC
MR AUTO SALES
MS AUTO SALES LLC
MULDER AUTO SALES
MULLER HONDA OF GURNEE
MULLINAX FORD OF PALM BEACH
MUNN MOTORSPORTS HIGHLINE
MURPHY MOTOR CO
MURRAY’S USED CARS
MWS WHOLESALE AUTO OUTLET
MY CAR LLC

DEALER NAME
MYEZAUTOBROKER.COM LLC
N & D AUTO SALES, INC.
NALLEY HONDA
NAPLETON’S HYUNDAI
NASH CHEVROLET COMPANY
NATIONAL AUTO CREDIT INC
NATIONAL AUTO SALES I LLC
NATIONAL CAR MART, INC
NATIONAL MOTORS, INC.
NATIONAL ROAD AUTOMOTIVE LLC
NATIONWIDE LUXURY CARS INC
NAVA MOTORS CORP
NEIL HUFFMAN HONDA
NELSON AUTO SALES
NELSON MAZDA
NELSON MAZDA RIVERGATE
NEUHOFF AUTO SALES
NEW RIDE MOTORS
NEW RIDE MOTORS
NEW RIDE MOTORS INC
NEWPORT AUTO GROUP
NEWTON’S AUTO SALES, INC.
NEXT CAR INC
NICHOLAS DATA SERVICES, INC.
NICHOLASVILLE NISSAN
NICK MAYERS MARSHALL FORD LINC
NICKS AUTO MART
NIMNICHT PONTIAC
NISSAN OF GALLATIN
NISSAN ON NICHOLASVILLE
NORTH ATLANTA MOTORS LLC
NORTH BROTHERS FORD, INC
NORTH COAST AUTO SALES INC
NORTH COAST CAR CREDIT LLC
NORTH MAIN MOTORS INC
NORTHEAST FLORIDA AUTO SOLUTIO
NORTHERN KY AUTO SALES LLC
NORTHTOWNE OF LIBERTY SUZI,
NORTHWEST MOTORS INC
NOURSE CHILLICOTHE
NUMBER ONE IN RADIO ALARMS INC
NU-WAVE AUTO CENTER
OAKES AUTO INC
OASIS MOTORS

DEALER NAME	DEALER NAME
OCEAN AUTO BROKERS	PERFORMANCE CHRYSLER JEEP DODG
OCEAN HONDA	PERFORMANCE HONDA
OFF LEASE FINANCIAL, INC.	PERFORMANCE MOTOR COMPANY LLC
OFFLEASE AUTOMART LLC	PERFORMANCE TOYOTA
OHIO AUTO CREDIT LLC	PETE MOORE CHEVROLET, INC
OLATHE FORD SALES, INC.	PETERS AUTO SALES, INC.
OLDHAM MOTOR COMPANY LLC	PHILLIPS BUICK PONTIAC GMC INC
ON TRACK AUTO MALL, INC.	PHILLIPS CHRYSLER-JEEP, INC
ONE SOURCE AUTOS INC	PHILLIPS TOYOTA
ORANGE PARK AUTO MALL	PHOENIX MOTORS
ORANGE PARK DODGE	PIEMONTES DUNDEE CHEVROLET
ORANGE PARK MITSUBISHI	PIERSON AUTOMOTIVE
ORCHARD LAKE MOTORS LLC	PILES CHEV-OLDS-PONT-BUICK
ORLANDO AUTO LOUNGE LLC	PINELLAS MOTORS INC
ORLANDO AUTOS	PINELLAS PARK AUTO INC
OSCAR MOTORS CORPORATION	PINEVILLE IMPORTS
OT AUTO SALES	PINNACLE AUTO SALES
OUR LOCAL DEALER	PLAINFIELD AUTO SALES, INC.
OV AUTO FARM	PLANET SUZUKI
OXMOOR FORD LINCOLN MERCURY	PLATINUM AUTO EXCHANGE INC
OXMOOR MAZDA	PLATTE CITY AIRPORT CHRYSLER D
P & A MOBILITY ENTERPRISES INC	PLATTNER’S
P S AUTO ENTERPRISES INC	POGUE CHEVROLET INC
PALM BAY FORD	PORT MOTORS
PALM BAY MOTORS	PORTAL AUTOMOTIVE INC
PALM BEACH AUTO DIRECT	POWER MOTORS LLC
PALMETTO FORD	POWERBUY MOTORS
PALMETTO WHOLESALE MOTORS	PRADO AUTO SALES
PAQUET AUTO SALES	PREFERRED AUTO
PARAMOUNT AUTO	PREMIER AUTO BROKERS, INC.
PARK AUTO MALL, INC	PREMIER AUTO GROUP
PARKS CHEVROLET, INC	PREMIER AUTO SALES
PARKWAY MOTORS INC	PREMIER AUTOMOTIVE GROUP INC
PAUL CERAME KIA	PREMIER AUTOWORKS SALES &
PAYLESS AUTO OF TULLAHOMA	PREMIER DODGE CHRYSLER JEEP
PAYLESS MOTORS LLC	PREMIER MOTORCAR GALLERY
PC AUTO SALES LLC	PREMIERE MOTOR SPORTS LLC
PCT ENTERPRISES OF FLORIDA LLC	PREMIUM AUTOS LLC
PEGGY’S AUTO SALES	PREMIUM CARS OF MIAMI LLC
PENLAND AUTOMOTIVE LLC	PRESPA AUTO SALES
PENNINGTON AUTOMOTIVE	PRESTIGE AUTO BROKERS
PENSACOLA AUTO BROKERS, INC	PRESTIGE AUTO EXCHANGE
PEREZ SALES & SERVICE, INC	PRESTIGE AUTO GROUP
PERFORMANCE CHEVROLET BMW

DEALER NAME	DEALER NAME
PRESTIGE AUTO MALL	REVOLUTION MOTORS LLC
PRESTIGE AUTO SALES & RENTALS	REXFORD AUTOMOTIVES
PRESTON AUTO OUTLET	REYNOLDS AUTOMOTIVE LLC
PRICE RIGHT STERLING HEIGHTS	RHOADES AUTOMOTIVE INCORPORATE
PRICED RIGHT AUTO SALES LLC	RHODES AUTO SALES
PRICED RIGHT AUTO, INC.	RICART FORD USED
PRICED RIGHT CARS, INC	RICE AUTO SALES
PRIDE AUTO SALES	RICH AUTO SALES LTD
PRIME CARS & TRUCKS LLC	RICHARD HUGES AUTO SALES
PRIME MOTORS INC	RICHMOND HONDA
PRINCE AUTO SALES LLC	RICK HENDRICK CHEVROLET
PRISTINE CARS & TRUCKS INC	RICK HILL NISSAN INC
PRO SELECT AUTOS	RIDE N DRIVE
PROCAR	RIDE TIME, INC.
PUBLIC AUTO BROKERS	RIGHT PRICE AUTO SALES OF
Q AUTOMOTIVE BRANDON FL LLC	RIGHTWAY AUTOMOTIVE CREDIT
Q AUTOMOTIVE FT MYERS FL LLC	RIGHTWAY AUTOMOTIVE CREDIT
QUALITY AUTO BROKERS	RITEWAY AUTO SALES
QUALITY AUTO CENTER	RIVER BEND FORD
QUALITY AUTO SALES OF FL LLC	RIVER CITY AUTO SALES INC
QUALITY CARS INC	RIVERBEND FORD
QUALITY IMPORTS	RIVERSIDE MOTORS, INC
R & B CAR COMPANY	RIVIERA AUTO SALES SOUTH INC
R & M HOLDINGS GROUP INC	RJ’S AUTO SALES
R & R AUTO SALES AND REPAIRS	ROAD MASTER AUTO GROUP INC
RACE WAY AUTO SALES INC	ROB PARTELO’S WINNERS
RADER CAR CO INC	ROBERT-ROBINSON CHEVROLET
RAMOS AUTO LLC	ROBERTS COMPANY MOTOR MART LLC
RANDY CURNOW AUTO PLAZA/RC	ROCK AUTO KC INC
RANDY SHIRKS NORTHPOINTE AUTO	ROCK BOTTOM AUTO SALES, INC.
RANKL & RIES MOTORCARS, INC	ROCK ROAD AUTO PLAZA
RAY CHEVROLET	ROD HATFIELD CHRYSLER DGE JEEP
RAY LAETHEM BUICK GMC INC	ROGER WILSON MOTORS INC
RAY PEARMAN LINCOLN MERCURY	ROME MOTOR SALES
RAY SKILLMAN EASTSIDE	RON’S RIDES INC
RAY SKILLMAN WESTSIDE	ROSE AUTOMOTIVE INC
RAYMOND CHEVROLET KIA	ROSE CITY MOTORS
RE BARBER FORD INC	ROSE CITY MOTORS
REALITY AUTO SALES INC	ROSE CITY MOTORS
RED SHAMROCK LLC	ROSEDALE AUTO SALES INC
REGAL PONTIAC, INC.	ROSELLE MOTORS INC
REGIONAL WHOLESALE	ROSEN HYUNDAI ENTERPRISES LLC
REIDSVILLE NISSAN INC
RENEWIT CAR CARE

DEALER NAME	DEALER NAME
ROSEN HYUNDAI OF ALGONQUIN LLC	SHEEHY GLEN BURNIE INC.
ROSEN MAZDA	SHERDAN ENTERPRISES LLC
ROSEN MAZDA OF WAUKEGAN	SHERMAN DODGE
ROSEVILLE CHRYSLER JEEP	SHOALS UNIVERSITY KIA
ROSEWOOD AUTO SALES LLC	SHOOK AUTO INC
ROUEN CHRYSLER DODGE JEEP INC	SHORELINE AUTO CENTER INC
ROUEN MOTORWORKS LTD	SHOW ME AUTO MALL INC
ROUTE 69 SALES, LLC	SHOWROOM AUTO SALES OF
ROY O’BRIEN, INC	SHUTT ENTERPRISES INC
ROYAL AUTO SALES	SIGN & DRIVE AUTO SALES LLC
ROYAL FAMILY MOTORS INC	SIMPLE AUTO IMPORTS
RPM AUTO SALES	SINCLAIR DAVE LINCOLN MERCURY
RYAN’S AUTO SALES	SKAGGS RV OUTLET LLC
S & B AUTO BROKERS LLC	SLT MOTORS LLC
S & M AUTO BROKERS INC	SMART CHOICE AUTO GROUP
S S & M AUTOMOTIVE	SMH AUTO
S S AUTO INC	SOBH AUTOMOTIVE
SABISTON MCCABE AUTO SOLUTIONS	SOMERSET MOTORS
SALTON MOTOR CARS INC	SONS HONDA
SAM GALLOWAY FORD INC.	SOURCE AUTOMOTIVE INC
SAND MOUNTAIN TOYOTA	SOUTH BEACH MOTOR CARS
SANDY SANSING FORD LINCOLN LLC	SOUTH CHARLOTTE PREOWNED AUTO
SANSING CHEVROLET, INC	SOUTH MOTORS HONDA
SARASOTA FORD	SOUTH SUBURBAN MITSUBISHI
SAVANNAH AUTO	SOUTHEAST JEEP EAGLE
SAVANNAH AUTOMOTIVE GROUP	SOUTHERN CHOICE AUTO LLC
SAVANNAH MOTORS INC	SOUTHERN COUNTRY INC
SAVANNAH TOYOTA & SCION	SOUTHERN KENTUCKY AUTO & TRK
SC AUTO SALES	SOUTHERN LUXURY CARS
SCHAELL MOTORS	SOUTHERN MOTOR COMPANY
SCHIRRAS AUTO INC	SOUTHERN POINTE AUTOMOTIVE
SCOGGINS CHEVROLET OLDS BUICK	SOUTHERN STAR AUTOMOTIVE
SCOTT CLARK HONDA	SOUTHPORT MOTORS
SCOTTI’S AUTO REPAIT AND SALES	SOUTHTOWN MOTORS HOOVER
SEHER ENTERPRISES INC	SOUTHWEST AUTO SALES
SELECT AUTO	SPACE & ROCKET AUTO SALES
SELECT AUTO NETWORK LLC	SPARKS MOTORS LLC
SELECT AUTO SALES	SPARTANBURG CHRYSLER JEEP INC
SELECT CARS OF CLEVELAND LLC	SPEEDWAY AUTO SALES LLC
SELECT MOTORS OF TAMPA INC.	SPEEDWAY MOTORS, INC
SENA MOTORS INC	SPIRIT CHEVROLET-BUICK INC.
SHAD MITSUBISHI	SPIRIT FORD INC
SHARP CARS OF INDY	SPITZER AUTOWORLD SHEFFIELD
SHAVER AUTOMOTIVE LLC	SPITZER DODGE

DEALER NAME	DEALER NAME
SPITZER KIA	SUNNY DAY AUTO SALES & SERVICE
SPORTS AND IMPORTS, INC.	SUNNY FLORIDA MOTORS, INC.
SRQ AUTO LLC	SUNNY KING TOYOTA
ST GEORGE AUTO BROKERS LLC	SUNRISE CHEVROLET
STANFIELD AUTO SALES	SUNSET MOTORS
STAN’S CAR SALES	SUNSHINE AUTO BROKERS INC
STAR AUTO	SUNTRUP HYUNDAI INC
STAR AUTO SALES	SUNTRUP HYUNDAI WEST INC
STAR MOTORS	SUNTRUP KIA OF WEST COUNTY
STARGATE AUTO SALES LLC	SUNTRUP NISSAN VOLKSWAGEN
STARK AUTO SALES	SUPER AUTO SALES
STARMOUNT MOTORS LLC	SUPER CAR MIAMI LLC
STARRS CARS AND TRUCKS, INC	SUPER DEAL AUTO SALES LLC
STATELINE CHRYSLER DODGE JEEP	SUPERIOR ACURA
STEARNS MOTORS OF NAPLES	SUPERIOR BUICK GMC
STEELY LEASE SALES	SUPERIOR CHEVROLET
STEPHEN A FINN AUTO BROKER	SUPERIOR HONDA
STERLING AUTO SALES	SUPERIOR HYUNDAI SOUTH
STERLING AUTOMOTIVE LLC	SUPERIOR MOTORS NORTH
STEVE JOHNSON AUTO WORLD INC	SUPERIOR USED VEHICLES LLC
STEVE RAYMAN CHEVROLET, LLC	SUSAN SCHEIN CHRYSLER PLYMOUTH
STEWART AUTO GROUP OF	SUTHERLAND CHEVROLET INC
STL CAR CREDIT	SUTHERLIN NISSAN
STOKES AUTOMOTIVE INC	SUTHERLIN NISSAN MALL OF GA.
STOKES BROWN TOYOTA SCION	SVG MOTORS LLC
STOKES BROWN TOYOTA SCION	SW PREMIER MOTOR GROUP INC
STOKES HONDA CARS OF BEAUFORT	SWANNS RENTAL AND SALES INC
STOKES KIA	TAMERON AUTOMOTIVE GROUP
STOKES MAZDA	TAMIAMI FORD, INC.
STOKES USED CAR CENTER	TAMPA AUTO SOURCE INC
STONE MOUNTAIN NISSAN	TARGET AUTOMOTIVE
SUBARU OF WICHITA LLC	TAYLOR AUTO SALES INC.
SUBURBAN AUTO SALES	TAYLOR CHEVROLET INC
SUBURBAN CHRYSLER JEEP DODGE	TAYLOR KIA OF LIMA
SUFFIELD MOTORS	TAYLOR MORGAN INC
SULLIVAN BUICK GMC INC	TD CAR SALES
SUMMIT AUTO SALES CORP	TEAM AUTOMOTIVE
SUMMIT CITY CHEVROLET, INC.	TEAM NISSAN OF MARIETTA
SUMMIT PLACE KIA	TED CIANOS USED CAR CENTER
SUMMIT PLACE KIA MT. CLEMENS	TENA AUTOMOTIVE LLC
SUN HONDA	TENNESSEE AUTO GROUP & LEASING
SUN TOYOTA	TENNESSEE AUTOPLEX, LLC
SUNCOAST QUALITY CARS LLC	TERRE HAUTE AUTO AND EQUIPMENT
SUNDANCE CHEVROLET INC	TERRY LABONTE CHEVROLET

DEALER NAME	DEALER NAME
TERRY LEE HONDA	TOM GILL CHEVROLET
TEXAS AUTO SAVERS INC	TOM HOLZER FORD
TEXAS CAPITAL AUTO CREDIT	TOM TEPE AUTOCENTER INC
TEXAS PREOWNED AUTO GROUP	TOM WOOD FORD
THE 3445 CAR STORE, INC.	TOM WOOD NISSAN, INC.
THE AUTO BROKER	TOMLINSON MOTOR COMPANY OF
THE AUTO GROUP LLC	TONY ON WHEELS INC
THE AUTO STORE	TONY’S AUTO SALES OF
THE AUTO STORE	TONY’S AUTO WORLD
THE AUTO WAREHOUSE	TOP CHOICE AUTO LLC
THE AUTOBLOCK	TOP NOTCH AUTO BROKERS INC
THE BOULEVARD CAR LOT	TOTAL CYCLE CARE INC
THE CAR CABANA OF	TOWN & COUNTRY AUTO & TRUCK
THE CAR COMPANY	TOWN & COUNTRY AUTO SALES, LLC
THE CAR CONNECTION, INC.	TOWN & COUNTRY FORD, INC.
THE CAR GUYS INC	TOWN & COUNTRY FORD, INC.
THE CAR MAN LLC	TOWN CARS AUTO SALES
THE CAR STORE	TOWNSEND FORD INC
THE CAR STORE	TOWNSENDS MAGNOLIA
THE CAR STORE	TOYOTA OF GASTONIA
THE CHEVY EXCHANGE	TOYOTA OF GREENVILLE, INC
THE LUXURY AUTOHAUS INC.	TOYOTA OF HOLLYWOOD
THE MONTGOMERY GROUP LLC	TOYOTA OF LAKEWOOD
THE REPO STORE	TOYOTA OF LOUISVILLE, INC.
THE RITE CAR	TOYOTA OF MCDONOUGH
THE USED CAR FACTORY INC	TOYOTA OF MUNCIE
THOMAS & SON INC.	TOYOTA OF TAMPA BAY
THOMASVILLE TOYOTA	TOYOTA ON NICHOLASVILLE
THORNTON CHEVROLET, INC	TOYOTA SOUTH/SCION SOUTH
THORNTON ROAD CHRYSLER DODGE	TRADEWINDS MOTOR CENTER LLC
THORNTON ROAD HYUNDAI	TRIAD AUTO GROUP NC LLC
THRIFTY CAR SALES	TRIAD AUTOPLEX
TIDE AUTOS INC	TRI-CITY AUTO MART
TILLMAN AUTO LLC	TRI-COUNTY MOTORS
TIM FRENCH SUPER STORES, LLC	TRINITY AUTOMOTIVE
TIM SHORT PREMIERE USED CARS	TRIPLE C CAR CO., INC.
TIM TOMLIN AUTOMOTIVE GROUP	TRIPLE E AUTO LLC
TIME TO BUY LLC	TRISTATE AUTOMOTIVE GROUP INC
TIMS AUTO SALES	TROPICAL AUTO OUTLET
TINPUSHER LLC	TROPICAL AUTO SALES
TK AUTO SALES LLC	TRUCK TOWN INC
TKP AUTO SALES	TRUSSVILLE WHOLESALE AUTOS
TKP AUTO SALES INC	TRUST CAPITAL AUTOMOTIVE GROUP
TNT AUTO SALES INC	TRUST MOTORS LLC

DEALER NAME	DEALER NAME
TRUSTED MOTORS LLC	VELOCITY MOTORS INC
TSW FINANCIAL LLC	VERACITY MOTOR COMPANY LLC
TUBBS AUTO SALES LLC	VESTAL PONTIAC BUICK GMC TRUCK
TUSCALOOSA WHOLESALE LLC	VESTAVIA HILLS AUTOMOTIVE
TWIN CITY CARS INC	VIC BAILEY LINCOLN MERCURY
TYSON MOTOR GROUP	VICTORIA MOTORS, LLC
UCAR, INC.	VICTORY AUTO INC
U-DRIVE AUTO LLC	VILLAGE AUTO OUTLET INC
ULTIMATE IMAGE AUTO, INC	VILLAGE AUTO SALES
UNITED AUTO BROKERS	VILLAGE AUTOMOTIVE
UNITED AUTO SALES	VILLAGE MOTOR SALES, INC.
UNITED AUTO SALES AND	VINCE WHIBBS PONTIAC-GMC
UNITED AUTO SALES OF FT PIERCE	VININGS ENTERPRISES INC
UNITED LUXURY MOTORS LLC	VIP AUTO ENTERPRISES INC
UNITED MOTOR COMPANY INC	VIP AUTO GROUP, INC.
UNITED VEHICLE SALES	VIP AUTO MALL
UNIVERSAL AUTO PLAZA	VISION AUTO LLC
UNIVERSAL AUTO PLAZA LLC	VIZION AUTO
UNIVERSITY CHRYSLER DODGE JEEP	VOGUE MOTOR CO INC
UNIVERSITY HYUNDAI OF DECATUR	VOLVO OF FT. MYERS
UNLIMITED AUTO GROUP INC	VOLVO SALES & SERVICE CENTER I
UNLIMITED AUTOMOTIVE	VOSS CHEVROLET INC
UPSTATE LIL BOYZ TOYZ LLC	VULCAN MOTORS LLC
US 1 CHRYSLER DODGE JEEP	W & S AUTO CENTER INC
US AUTO SALES AND SERVICE INC	WABASH AUTO CARE INC
US MOTOR SALES LLC	WADE FORD INC
US OFF LEASE AUTOS	WAGNER SUBARU
USA AUTO & LENDING INC	WALDROP MOTORS INC
USA CHOPPERS	WALLACE AUTOMOTIVE MANAGEMENT
USA MOTORCARS	WALLEYS AUTO SALES
USA RV & AUTO SALES LLC	WALTERBORO MOTOR SALES
USED CAR SUPERMARKET	WANTED WHEELS INC
V & S AUTO SALES LLC	WARSAW BUICK GMC
V & V AUTO CENTER INC	WASHINGTON AUTO GROUP
VA CARS INC	WAYNESVILLE AUTO MART
VADEN NISSAN, INC.	WEB AUTO BROKERS
VAN PAEMEL SALES	WEBBER AUTOMOTIVE LLC
VANN YORK BARGAIN CARS LLC	WEINE AUTO SALES EAST
VANN YOR PONTIAC BUICK GMC	WEINLE AUTO SALES
VANN YORK TOYOTA, INC	WEST ALABAMA WHOLESALE
VANS AUTO SALES	WEST CLAY MOTOR COMPANY LLC
VANTAGE MOTORS LLC	WEST END AUTO SALES & SERVICE
VECTOR AUTOMOTIVE	WEST MAIN MOTORS
VEHICLES 4 SALES, INC.

DEALER NAME
WESTERN AUTO SALES INC
WESTERN AVENUE NISSAN INC
WHEELS & DEALS AUTO SALES
WHEELS MOTOR SALES
WHITE ALLEN CHEVROLET SUBARU
WHITEWATER MOTOR COMPANY INC
WHOLESALE, INC
WILDCAT AUTO SALES
WILLETT HONDA SOUTH
WILLS MOTOR SALES
WIN - WIN AUTO CENTER CORP
WONDERGEM, INC
WOODBRIDGE MOTORS, INC.
WOODY ANDERSON FORD
WOODY SANDER FORD, INC.
WORLD AUTO NETWORK INC
WORLD AUTO, INC.
WORLD CAR CENTER & FINANCING
WORLD CLASS MOTORS LLC
WORLDWIDE MOTORS LLC
WORLEY AUTO SALES
WOW CAR COMPANY
XL1 MOTORSPORTS, INC
XPRESS AUTO MALL
XTREME MOTORS INC
YARK AUTOMOTIVE GROUP, INC
YES AUTO SALES INC
YOU SELECT AUTO SALES LLC
YOUR DEAL AUTOMOTIVE
YOUR KAR CO INC
YPSILANTIS IMPORT AUTO SALES
Z AUTO PLACE
ZAPPIA MOTORS
ZEIGLER CHRYSLER DODGE JEEP